                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6                          Exhibit 99.13
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE

                                  MAY 11, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             NO INCOME VERIFICATION

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                             $234,918,121
Aggregate Original Principal Balance                                                $235,232,011
Number of Mortgage Loans                                                               1,243

                                                   MINIMUM                             MAXIMUM             AVERAGE (1)
                                                   -------                             -------             -----------

Original Principal Balance                         $33,000                             $800,000            $189,245
Outstanding Principal Balance                      $32,985                             $799,124            $188,993

                                                   MINIMUM                              MAXIMUM        WEIGHTED AVERAGE (2)
                                                   -------                              -------        --------------------

Original Term (mos)                                  180                                  360                 356
Stated Remaining Term (mos)                          178                                  360                 355
Loan Age (mos)                                        0                                    9                   1
Current Interest Rate                               4.625%                               9.999%              6.838%
Initial Interest Rate Cap                           1.000%                               3.000%              2.979%
Periodic Rate Cap                                   1.000%                               1.000%              1.000%
Gross Margin                                        3.875%                               7.875%              5.994%
Maximum Mortgage Rate                              10.625%                              15.500%             12.813%
Minimum Mortgage Rate                               4.625%                               9.500%              6.813%
Months to Roll                                        5                                   59                   27
Original Loan-to-Value                              20.55%                              100.00%              83.43%
Credit Score (3)                                     540                                  813                 640

                                                   EARLIEST                             LATEST                 40
                                                   --------                             ------                 --

Maturity Date                                     03/01/2020                          05/01/2035


                                                    PERCENT OF                                                PERCENT OF
LIEN POSITION                                     MORTGAGE POOL          YEAR OF ORIGINATION                MORTGAGE POOL
                                                  -------------          -------------------                -------------
1st Lien                                                        100.00%  2004                                         0.68%
                                                                         2005                                         99.32
OCCUPANCY

Primary                                                          99.00%  LOAN PURPOSE
Second Home                                                        0.56  Purchase                                     5.03%
Investment                                                         0.44  Refinance - Rate Term                         7.22
                                                                         Refinance - Cashout                          87.75
LOAN TYPE

Fixed Rate                                                       26.14%  PROPERTY TYPE
ARM                                                               73.86  Single Family Residence                     80.39%
                                                                         Planned Unit Development                      8.86
AMORTIZATION TYPE                                                        Condominium                                   4.83
Fully Amortizing                                                100.00%  Two-to-Four Family                            5.92

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                            AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                       MORTGAGE      BALANCE       MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES                  LOANS      OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
--------------                  -----      -----------       ----       ------    -----    -----------     ---      ---      --
5.000% or less                     8        $1,635,644      0.70%        4.820%    722       $204,456     66.60%    0.00%    0.00%
5.001% to 5.500%                  24         6,098,200       2.60         5.422    668        254,092      76.08     0.00     0.00
5.501% to 6.000%                 124        29,305,147      12.47         5.871    665        236,332      74.62     0.00     0.00
6.001% to 6.500%                 250        53,421,351      22.74         6.362    649        213,685      81.50     0.00     0.00
6.501% to 7.000%                 331        61,649,952      26.24         6.828    639        186,254      84.03     0.00     0.00
7.001% to 7.500%                 239        40,966,007      17.44         7.325    629        171,406      87.63     0.00     0.00
7.501% to 8.000%                 189        31,618,519      13.46         7.789    619        167,294      88.91     0.00     0.00
8.001% to 8.500%                  56         7,662,945       3.26         8.274    611        136,838      87.44     0.00     0.00
8.501% to 9.000%                  13         1,722,257       0.73         8.710    605        132,481      89.76     0.00     0.00
9.001% to 9.500%                   7           739,893       0.31         9.270    626        105,699      95.37     0.00     0.00
9.501% to 10.000%                  2            98,206       0.04         9.915    603         49,103      83.40     0.00     0.00
                               -----      ------------    ------         -----     ---       --------     -----     ----     ----
TOTAL:                         1,243      $234,918,121    100.00%        6.838%    640       $188,993     83.43%    0.00%    0.00%
                               =====      ============    ======         =====     ===       ========     =====     ====     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 9.999% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.838% per annum.




REMAINING MONTHS TO STATED MATURITY

                                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                          NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS                   MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
TO STATED MATURITY                  LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
------------------                  -----      -----------     ----      ------    -----    -----------     ---      ---      --
169 to 180                             41      $5,009,209      2.13%     6.724%     661      $122,176      80.05%   0.00%    0.00%
229 to 240                              2         265,985       0.11      6.939     652       132,992       85.64    0.00     0.00
349 to 360                          1,200     229,642,928      97.75      6.841     640       191,369       83.50    0.00     0.00
                                    -----    ------------    ------      -----      ---      --------      -----    ----     ----
TOTAL:                              1,243    $234,918,121    100.00%     6.838%     640      $188,993      83.43%   0.00%    0.00%
                                    =====    ============    ======      =====      ===      ========      =====    ====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.




ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                            NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL MORTGAGE LOAN               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PRINCIPAL BALANCES                    LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
------------------                    -----     -----------     ----      ------    -----    -----------     ---      ---      --
$50,000 or less                          20        $858,988     0.37%     7.675%     628       $42,949     77.10%    0.00%    0.00%
$50,001 to $100,000                     208      16,608,248      7.07      7.177     634        79,847      81.03     0.00     0.00
$100,001 to $150,000                    337      42,808,424     18.22      7.038     637       127,028      84.36     0.00     0.00
$150,001 to $200,000                    270      47,114,486     20.06      6.871     635       174,498      83.68     0.00     0.00
$200,001 to $250,000                    150      33,224,481     14.14      6.864     639       221,497      84.87     0.00     0.00
$250,001 to $300,000                     89      24,409,055     10.39      6.846     638       274,259      85.67     0.00     0.00
$300,001 to $350,000                     50      16,193,873      6.89      6.749     641       323,877      83.73     0.00     0.00
$350,001 to $400,000                     48      18,032,071      7.68      6.605     646       375,668      80.65     0.00     0.00
$400,001 to $450,000                     26      11,031,467      4.70      6.755     643       424,287      87.53     0.00     0.00
$450,001 to $500,000                     15       7,160,604      3.05      6.514     663       477,374      82.37     0.00     0.00
$500,001 to $550,000                     13       6,769,813      2.88      6.493     657       520,755      80.02     0.00     0.00
$550,001 to $600,000                     10       5,816,167      2.48      6.342     658       581,617      74.84     0.00     0.00
$600,001 to $650,000                      3       1,915,682      0.82      6.430     659       638,561      81.45     0.00     0.00
$650,001 to $700,000                      1         659,327      0.28      5.875     699       659,327      80.00     0.00     0.00
$700,001 to $750,000                      1         730,522      0.31      5.999     625       730,522      75.00     0.00     0.00
$750,001 to $800,000                      2       1,584,913      0.67      5.996     637       792,457      72.56     0.00     0.00
                                      -----    ------------   ------      -----      ---      --------     -----     ----     ----
TOTAL:                                1,243    $234,918,121   100.00%     6.838%     640      $188,993     83.43%    0.00%    0.00%
                                      =====    ============   ======      =====      ===      ========     =====     ====     ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $32,985 to approximately $799,124 and the average outstanding principal balance of the Mortgage Loans was approximately $188,993.

PRODUCT TYPES

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PRODUCT TYPES                         LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-------------                         -----     -----------     ----      ------    -----    -----------     ---      ---      --
15 Year Fixed Loans                     41       $5,009,209     2.13%     6.724%     661      $122,176     80.05%    0.00%    0.00%
20 Year Fixed Loans                      2          265,985      0.11      6.939     652       132,992      85.64     0.00     0.00
30 Year Fixed Loans                    329       56,139,135     23.90      6.925     654       170,636      80.68     0.00     0.00
6 Month LIBOR ARM                        3          577,360      0.25      5.463     712       192,453      81.52     0.00     0.00
1/29 LIBOR ARM                           8        2,524,187      1.07      6.915     653       315,523      89.88     0.00     0.00
2/28 LIBOR ARM                         653      126,217,894     53.73      6.891     632       193,289      85.43     0.00     0.00
3/27 LIBOR ARM                         175       36,926,403     15.72      6.660     640       211,008      82.38     0.00     0.00
5/25 LIBOR ARM                          32        7,257,949      3.09      6.314     650       226,811      75.36     0.00     0.00
                                     -----     ------------   ------      -----      ---      --------     -----     ----     ----
TOTAL:                               1,243     $234,918,121   100.00%     6.838%     640      $188,993     83.43%    0.00%    0.00%
                                     =====     ============   ======      =====      ===      ========     =====     ====     ====




ADJUSTMENT TYPE

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE                       LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
---------------                       -----     -----------     ----      ------    -----    -----------     ---      ---      --
ARM                                     871    $173,503,793    73.86%     6.813%     635      $199,201      84.41%   0.00%    0.00%
Fixed Rate                              372      61,414,328     26.14      6.909     654       165,092       80.65    0.00     0.00
                                      -----    ------------   ------      -----      ---      --------      -----    ----     ----
TOTAL:                                1,243    $234,918,121   100.00%     6.838%     640      $188,993      83.43%   0.00%    0.00%
                                      =====    ============   ======      =====      ===      ========      =====    ====     ====




AMORTIZATION TYPE

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
AMORTIZATION TYPE                     LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-----------------                     -----     -----------     ----      ------    -----    -----------     ---      ---      --
Fully Amortizing                      1,243    $234,918,121    100.00%     6.838%    640       $188,993    83.43%    0.00%    0.00%
                                      -----    ------------    ------      -----     ---       --------    -----     ----     ----
TOTAL:                                1,243    $234,918,121    100.00%     6.838%    640       $188,993    83.43%    0.00%    0.00%
                                      =====    ============    ======      =====     ===       ========    =====     ====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GEOGRAPHIC LOCATION                  LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-------------------                  -----      -----------     ----      ------    -----    -----------     ---      ---      --
Alabama                                  2        $189,947     0.08%      6.685%     668       $94,973     83.88%    0.00%    0.00%
Arizona                                 23       3,733,024      1.59       6.703     653       162,305      82.77     0.00     0.00
Arkansas                                 1          74,045      0.03       7.500     669        74,045      95.00     0.00     0.00
California                             165      48,053,699     20.46       6.436     638       291,235      76.38     0.00     0.00
Colorado                                 5       1,060,640      0.45       7.078     636       212,128      88.93     0.00     0.00
Connecticut                              7       1,210,691      0.52       7.474     650       172,956      82.20     0.00     0.00
District of Columbia                    71      11,274,050      4.80       7.181     642       158,789      84.22     0.00     0.00
Florida                                 14       2,473,655      1.05       6.954     645       176,690      87.41     0.00     0.00
Georgia                                  2         208,602      0.09       6.250     668       104,301      82.31     0.00     0.00
Idaho                                  197      37,301,183     15.88       6.990     640       189,346      85.74     0.00     0.00
Illinois                                23       2,995,177      1.27       7.054     632       130,225      87.24     0.00     0.00
Indiana                                  4         340,595      0.14       7.485     615        85,149      81.60     0.00     0.00
Iowa                                     5         801,745      0.34       7.216     691       160,349      94.09     0.00     0.00
Kansas                                  13       1,659,900      0.71       7.299     624       127,685      86.05     0.00     0.00
Kentucky                                 2         168,778      0.07       7.053     637        84,389      95.74     0.00     0.00
Louisiana                                1         358,747      0.15       7.750     562       358,747      64.92     0.00     0.00
Maine                                   14       2,893,641      1.23       6.470     640       206,689      78.36     0.00     0.00
Maryland                                12       2,991,832      1.27       6.674     634       249,319      75.19     0.00     0.00
Massachusetts                          154      25,236,575     10.74       6.783     637       163,874      88.92     0.00     0.00
Michigan                                41       7,841,848      3.34       6.907     642       191,265      88.96     0.00     0.00
Minnesota                               32       4,397,032      1.87       7.348     637       137,407      89.23     0.00     0.00
Missouri                                 2         246,674      0.11       7.697     659       123,337      97.63     0.00     0.00
Nebraska                                12       2,622,740      1.12       6.812     611       218,562      75.29     0.00     0.00
Nevada                                   3         851,853      0.36       6.755     630       283,951      87.92     0.00     0.00
New Hampshire                           43      10,109,170      4.30       6.867     634       235,097      81.97     0.00     0.00
New Jersey                               8       1,044,015      0.44       7.470     616       130,502      87.08     0.00     0.00
New Mexico                              38      12,100,225      5.15       6.614     655       318,427      82.22     0.00     0.00
New York                                13       1,455,165      0.62       7.179     643       111,936      87.98     0.00     0.00
North Carolina                          80      10,942,426      4.66       7.103     645       136,780      89.73     0.00     0.00
Ohio                                     7         833,126      0.35       7.817     647       119,018      92.95     0.00     0.00
Oklahoma                                14       2,054,302      0.87       6.968     645       146,736      83.08     0.00     0.00
Oregon                                  27       4,654,836      1.98       6.746     653       172,401      86.07     0.00     0.00
Pennsylvania                             2         544,588      0.23       7.444     613       272,294      93.92     0.00     0.00
Rhode Island                             1         132,391      0.06       7.000     686       132,391      88.33     0.00     0.00
South Carolina                           7         808,719      0.34       7.032     648       115,531      85.71     0.00     0.00
South Dakota                           117      15,425,127      6.57       7.074     632       131,839      78.63     0.00     0.00
Tennessee                                8       1,287,100      0.55       7.462     629       160,887      90.70     0.00     0.00
Texas                                   17       4,293,982      1.83       6.920     652       252,587      85.69     0.00     0.00
Utah                                    25       5,895,960      2.51       6.526     654       235,838      86.31     0.00     0.00
Vermont                                  2         204,865      0.09       8.156     646       102,433      87.80     0.00     0.00
Virginia                                29       4,145,451      1.76       7.051     642       142,947      87.42     0.00     0.00
                                     -----    ------------    ------       -----     ---      --------      -----     ----     ----
TOTAL:                               1,243    $234,918,121   100.00%      6.838%     640      $188,993     83.43%    0.00%    0.00%
                                     =====    ============   ======       =====      ===      ========     =====     ====     ====

No more than approximately 0.64% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.




ORIGINAL LOAN-TO-VALUE RATIOS

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL                   MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS                 LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
--------------------                 -----      -----------     ----      ------    -----    -----------     ---      ---      --
20.01% to 30.00%                         3        $479,517      0.20%     5.956%     642       $159,839    25.56%    0.00%    0.00%
30.01% to 40.00%                        10       2,102,258       0.89      5.863     670        210,226     34.65     0.00     0.00
40.01% to 50.00%                        19       2,815,522       1.20      6.598     647        148,185     46.84     0.00     0.00
50.01% to 60.00%                        37       6,542,506       2.79      6.449     618        176,824     56.34     0.00     0.00
60.01% to 70.00%                        98      18,260,844       7.77      6.534     619        186,335     66.52     0.00     0.00
70.01% to 75.00%                        86      16,971,244       7.22      6.680     630        197,340     73.51     0.00     0.00
75.01% to 80.00%                       216      41,061,843      17.48      6.526     639        190,101     79.05     0.00     0.00
80.01% to 85.00%                       160      29,823,218      12.70      6.732     629        186,395     83.85     0.00     0.00
85.01% to 90.00%                       325      63,237,013      26.92      6.951     637        194,575     89.31     0.00     0.00
90.01% to 95.00%                       197      37,714,103      16.05      7.075     658        191,442     94.55     0.00     0.00
95.01% to 100.00%                       92      15,910,053       6.77      7.709     674        172,935     99.94     0.00     0.00
                                     -----    ------------    ------      -----      ---       --------    -----     ----     ----
TOTAL:                               1,243    $234,918,121    100.00%     6.838%     640       $188,993    83.43%    0.00%    0.00%
                                     =====    ============    ======      =====      ===       ========    =====     ====     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.55% to 100.00%.

LOAN PURPOSE

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PURPOSE                          LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
------------                          -----     -----------     ----      ------    -----    -----------     ---      ---      --
Refinance - Cashout                   1,073    $206,152,351     87.75%     6.808%    637        $192,127   83.01%    0.00%    0.00%
Refinance - Rate Term                   109      16,955,658       7.22      6.905    641         155,556    83.86     0.00     0.00
Purchase                                 61      11,810,112       5.03      7.274    701         193,608    90.08     0.00     0.00
                                      -----    ------------    ------      -----     ---        --------   -----     ----     ----
TOTAL:                                1,243    $234,918,121    100.00%     6.838%    640        $188,993   83.43%    0.00%    0.00%
                                      =====    ============    ======      =====     ===        ========   =====     ====     ====




PROPERTY TYPE

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PROPERTY TYPE                         LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-------------                         -----     -----------     ----      ------    -----    -----------     ---      ---      --
Single Family Residence               1,023    $188,857,556    80.39%     6.841%     639      $184,611     83.39%    0.00%    0.00%
Planned Unit Development                105      20,815,019      8.86      6.912     642       198,238      83.96     0.00     0.00
Two-to-Four Family                       51      13,906,417      5.92      6.557     656       272,675      82.28     0.00     0.00
Condominium                              64      11,339,130      4.83      7.004     642       177,174      84.44     0.00     0.00
                                      -----    ------------   ------      -----      ---      --------     -----     ----     ----
TOTAL:                                1,243    $234,918,121   100.00%     6.838%     640      $188,993     83.43%    0.00%    0.00%
                                      =====    ============   ======      =====      ===      ========     =====     ====     ====




DOCUMENTATION

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION                         LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-------------                         -----     -----------     ----      ------    -----    -----------     ---      ---      --
No Income Verification                1,243    $234,918,121    100.00%     6.838%    640       $188,993    83.43%    0.00%    0.00%
                                      -----    ------------    ------      -----     ---       --------    -----     ----     ----
TOTAL:                                1,243    $234,918,121    100.00%     6.838%    640       $188,993    83.43%    0.00%    0.00%
                                      =====    ============    ======      =====     ===       ========    =====     ====     ====




OCCUPANCY

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY                             LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
---------                             -----     -----------     ----      ------    -----    -----------     ---      ---      --
Primary                               1,228    $232,570,143    99.00%     6.837%     639       $189,389    83.41%    0.00%    0.00%
Investment                                6       1,309,693      0.56      7.130     722        218,282     87.33     0.00     0.00
Second Home                               9       1,038,285      0.44      6.747     725        115,365     82.59     0.00     0.00
                                      -----    ------------   ------      -----      ---       --------    -----     ----     ----
TOTAL:                                1,243    $234,918,121   100.00%     6.838%     640       $188,993    83.43%    0.00%    0.00%
                                      =====    ============   ======      =====      ===       ========    =====     ====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOAN                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
AGE (MONTHS)                         LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
------------                         -----      -----------     ----      ------    -----    -----------     ---      ---      --
0                                        2        $413,900      0.18%     6.375%     669       $206,950     73.63%   0.00%    0.00%
1                                    1,161     218,469,699      93.00      6.832     640        188,174      83.26    0.00     0.00
2                                       69      14,442,048       6.15      6.892     645        209,305      86.08    0.00     0.00
3                                        2         435,658       0.19      7.700     604        217,829      84.42    0.00     0.00
4                                        4         468,256       0.20      7.290     621        117,064      89.01    0.00     0.00
5                                        1         209,506       0.09      6.875     740        209,506      80.00    0.00     0.00
6                                        1         183,799       0.08      5.625     644        183,799      84.86    0.00     0.00
8                                        1          87,625       0.04      9.250     544         87,625      80.00    0.00     0.00
9                                        2         207,630       0.09      7.833     577        103,815      82.23    0.00     0.00
                                     -----    ------------    ------      -----      ---       --------     -----    ----     ----
TOTAL:                               1,243    $234,918,121    100.00%     6.838%     640       $188,993     83.43%   0.00%    0.00%
                                     =====    ============    ======      =====      ===       ========     =====    ====     ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.




ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL     PERCENT
PENALTY TERM                       LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC       IO
------------                       -----     -----------     ----      ------    -----    -----------     ---       ---       --
None                                 303     $60,702,380    25.84%     6.907%     644       $200,338     81.96%    0.00%     0.00%
12 Months                             56      13,052,076      5.56      6.952     638        233,073      81.21     0.00      0.00
24 Months                            449      85,515,694     36.40      6.874     632        190,458      85.02     0.00      0.00
36 Months                            435      75,647,971     32.20      6.723     647        173,903      83.18     0.00      0.00
                                   -----    ------------   ------      -----      ---       --------     -----     ----      ----
TOTAL:                             1,243    $234,918,121   100.00%     6.838%     640       $188,993     83.43%    0.00%     0.00%
                                   =====    ============   ======      =====      ===       ========     =====     ====      ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.





CREDIT SCORES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                   NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                            MORTGAGE     BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES                        LOANS     OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-------------                        -----     -----------     ----       ------    -----    -----------     ---      ---      --
526 to 550                              28      $4,357,347     1.85%      7.508%     544       $155,620    75.38%    0.00%    0.00%
551 to 575                             113      20,945,663      8.92       7.337     566        185,360     77.02     0.00     0.00
576 to 600                             153      27,266,835     11.61       7.045     589        178,215     81.09     0.00     0.00
601 to 625                             225      39,584,711     16.85       7.026     613        175,932     84.74     0.00     0.00
626 to 650                             267      51,260,240     21.82       6.751     639        191,986     83.93     0.00     0.00
651 to 675                             198      38,122,548     16.23       6.689     661        192,538     83.99     0.00     0.00
676 to 700                             127      26,544,766     11.30       6.563     688        209,014     87.26     0.00     0.00
701 to 725                              69      15,030,691      6.40       6.477     712        217,836     84.28     0.00     0.00
726 to 750                              31       5,132,119      2.18       6.596     736        165,552     88.03     0.00     0.00
751 to 775                              21       4,848,106      2.06       6.497     761        230,862     82.80     0.00     0.00
776 to 800                               8       1,425,478      0.61       6.358     788        178,185     80.57     0.00     0.00
801 to 825                               3         399,618      0.17       6.958     809        133,206     89.08     0.00     0.00
                                     -----    ------------   ------       -----      ---       --------    -----     ----     ----
TOTAL:                               1,243    $234,918,121   100.00%      6.838%     640       $188,993    83.43%    0.00%    0.00%
                                     =====    ============   ======       =====      ===       ========    =====     ====     ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

GROSS MARGINS

                                  AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                   NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF            MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GROSS MARGINS        LOANS       OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
-------------        -----       -----------      ----       ------     -----    -----------     ---      ---      --
3.501% to 4.000%        1           $91,631      0.05%       6.000%      674        $91,631    80.00%    0.00%    0.00%
4.001% to 4.500%        1           183,799       0.11        5.625      644        183,799     84.86     0.00     0.00
4.501% to 5.000%       34         7,151,658       4.12        5.647      640        210,343     73.70     0.00     0.00
5.001% to 5.500%      160        35,477,944      20.45        6.174      626        221,737     76.59     0.00     0.00
5.501% to 6.000%      269        56,469,352      32.55        6.666      632        209,923     82.59     0.00     0.00
6.001% to 6.500%      257        48,699,471      28.07        7.163      637        189,492     89.33     0.00     0.00
6.501% to 7.000%      124        21,481,840      12.38        7.641      645        173,241     92.58     0.00     0.00
7.001% to 7.500%       23         3,607,598       2.08        7.976      677        156,852     94.99     0.00     0.00
7.501% to 8.000%        2           340,501       0.20        8.678      704        170,250     96.43     0.00     0.00
                      ---      ------------    ------        -----       ---       --------    -----     ----     ----
TOTAL:                871      $173,503,793    100.00%       6.813%      635       $199,201    84.41%    0.00%    0.00%
                      ===      ============    ======        =====       ===       ========    =====     ====     ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.875% per annum to 7.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.994% per annum.




MAXIMUM MORTGAGE RATES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                 NUMBER OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM                  MORTGAGE       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES                     LOANS       OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
--------------                     -----       -----------      ----      ------    -----    -----------     ---      ---      --
11.000% or less                      8         $1,635,644      0.94%       4.820%    722       $204,456    66.60%    0.00%    0.00%
11.001% to 11.500%                  23          5,980,282       3.45        5.425    668        260,012     76.00     0.00     0.00
11.501% to 12.000%                  92         22,071,677      12.72        5.857    660        239,910     76.13     0.00     0.00
12.001% to 12.500%                 175         38,260,325      22.05        6.356    641        218,630     82.39     0.00     0.00
12.501% to 13.000%                 229         44,636,145      25.73        6.825    632        194,918     85.18     0.00     0.00
13.001% to 13.500%                 168         30,190,592      17.40        7.323    626        179,706     88.89     0.00     0.00
13.501% to 14.000%                 136         24,242,384      13.97        7.792    613        178,253     89.84     0.00     0.00
14.001% to 14.500%                  29          4,749,131       2.74        8.275    613        163,763     89.29     0.00     0.00
14.501% to 15.000%                   7          1,206,087       0.70        8.712    611        172,298     91.06     0.00     0.00
15.001% to 15.500%                   4            531,525       0.31        9.271    632        132,881     97.71     0.00     0.00
                                   ---       ------------    ------        -----     ---       --------    -----     ----     ----
TOTAL:                             871       $173,503,793    100.00%       6.813%    635       $199,201    84.41%    0.00%    0.00%
                                   ===       ============    ======        =====     ===       ========    =====     ====     ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.813% per annum.





NEXT RATE ADJUSTMENT DATE

                                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
NEXT  RATE                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE                      LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
---------------                      -----      -----------     ----      ------    -----    -----------     ---      ---      --
October 2005                           3          $577,360      0.33%     5.463%     712      $192,453     81.52%    0.00%    0.00%
April 2006                             8         2,524,187       1.45      6.915     653       315,523      89.88     0.00     0.00
August 2006                            1            55,603       0.03      7.375     613        55,603      74.67     0.00     0.00
January 2007                           3           372,929       0.21      7.172     624       124,310      91.31     0.00     0.00
February 2007                          1           348,674       0.20      7.875     605       348,674      87.35     0.00     0.00
March 2007                            46         9,426,193       5.43      6.862     641       204,917      86.66     0.00     0.00
April 2007                           601       115,846,495      66.77      6.890     632       192,756      85.32     0.00     0.00
May 2007                               1           168,000       0.10      6.375     624       168,000      80.00     0.00     0.00
November 2007                          1           183,799       0.11      5.625     644       183,799      84.86     0.00     0.00
March 2008                            10         1,968,355       1.13      6.798     644       196,835      88.40     0.00     0.00
April 2008                           164        34,774,249      20.04      6.658     640       212,038      82.02     0.00     0.00
February 2010                          1            86,984       0.05      6.999     600        86,984      72.67     0.00     0.00
April 2010                            31         7,170,965       4.13      6.306     651       231,321      75.39     0.00     0.00
                                     ---      ------------    ------      -----      ---      --------     -----     ----     ----
TOTAL:                               871      $173,503,793    100.00%     6.813%     635      $199,201     84.41%    0.00%    0.00%
                                     ===      ============    ======      =====      ===      ========     =====     ====     ====